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                                                                    EXHIBIT 10.7

                              THOMAS H. LEE COMPANY
                                 75 State Street
                           Boston, Massachusetts 02109


Anchor Acquisition Co.
Attn:  Mr. George T. Votis


                                                     March  19, 1998


Dear Mr. Votis:

         In connection with the proposed sale of the capital stock of Anchor Holdings, Inc. (the "Company") to Anchor Acquisition Co. ("Acquisition Co.") (the "Transaction"), Acquisition Co., provided that the closing of the Transaction occurs, hereby agrees to cause the Company (and any successor thereto) to pay to Geoffrey A. de Rohan a stay bonus in the amount of Four Hundred Thousand Dollars ($400,000) (the "Stay Bonus"). Such Stay Bonus shall be payable One Hundred Fifty Thousand Dollars ($150,000) within one week of the closing of the Transaction, and the remaining Two Hundred Fifty Thousand Dollars ($250,000) in equal monthly payments in arrears for the twelve months following the close of the Transaction. All such payments shall be subject to all applicable tax withholding.

         All payments provided for herein shall be made in full by the Company unless (i) Mr. de Rohan voluntarily terminates his employment with the Company other than as permitted by Section 4(a) of the Employment Agreement dated April 1, 1996 by and between Mr. de Rohan and the Company (the "Employment Agreement") or (ii) the Company terminates Mr. de Rohan's employment for "just cause" as defined in the Employment Agreement. In the event of the occurrence of either of the events described in (i) or (ii) above, Acquisition Co. shall be released from all obligations hereunder.

                                    THOMAS H. LEE COMPANY

                                    By: /s/ Scott A. Schoen
                                        --------------------------------
                                    Name:
                                    Title:

AGREED AND ACCEPTED THIS
  19     DAY OF MARCH, 1998

ANCHOR ACQUISITION CO.

By: /s/ George T. Votis
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